UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 2, 2010
ALON REFINING KROTZ SPRINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-163942	74-2849682
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 367-3600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On March 2, 2010, Alon USA Energy, Inc. (“Alon”), the parent company of Alon Refining Krotz Springs, Inc. (the “Company”), issued a press release reporting its financial results for the quarter and year ended December 31, 2009, which includes information with respect to the Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

99.1	Press Release of Alon USA Energy, Inc. dated March 2, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON REFINING KROTZ SPRINGS, INC.
/s/ Harlin R. Dean
Harlin R. Dean
Vice President and Secretary

Date: March 2, 2010

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release of Alon USA Energy, Inc. dated March 2, 2010